February 29, 2016

Summary
Prospectus

Victory Expedition Emerging Markets Small Cap Fund

Class A	VAEMX
Class C	VCEMX
Class I	VIEMX
Class Y	VYEMX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated February 29, 2016 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryMail@VCM.com
800-539-FUND
(800-539-3863)

Expedition Emerging Markets Small Cap Fund Summary

Investment Objective

The Fund seeks to provide long-term appreciation of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 14 of the Fund's Prospectus and in Additional Purchase, Exchange and Redemption Information on page 44 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE	1.00%[1]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	26.47%	30.21%	1.86%	4.71%
Acquired Fund Fees and Expenses[2]	0.07%	0.07%	0.07%	0.07%
Total Annual Fund Operating Expense	28.04%	32.53%	3.18%	6.03%
Fee Waiver/Expense Reimbursement[3]	(26.17)%	(29.91)%	(1.61)%	(4.41)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.87%	2.62%	1.57%	1.62%

1  The Class C contingent deferred sales charge applies only to shares sold within 12 months of purchase.

2  Acquired Fund Fees and Expenses ("AFFE") are fees and expenses of investment companies in which the Fund invests which are indirectly incurred by the Fund.

3  The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as AFFE, interest, taxes and brokerage commissions) of Class A, Class C, Class I and Class Y shares do not exceed 1.80%, 2.55%, 1.50% and 1.55%, respectively, until at least March 31, 2017. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$754	$5,021	$7,549	$10,229
Class C (If you sell your shares at the end of the period.)	$365	$5,218	$7,820	$10,122
Class I	$160	$830	$1,524	$3,374
Class Y	$165	$1,399	$2,607	$5,522

The following example makes the same assumptions as the example above, except that it assumes you do not sell your shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C	$265	$5,218	$7,820	$10,122

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 187% of the average value of its portfolio.

Principal Investment Strategy

The Fund pursues its investment objective by investing primarily in equity securities (including common stock, preferred stock and securities immediately convertible into common stock) of small capitalization companies primarily associated with emerging market countries. The Fund's investments may include equity securities of small cap companies associated with frontier markets (emerging market countries in an earlier stage of development).

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of small cap companies, which are those companies whose market capitalization, at the time of purchase, falls within the market capitalization range of the companies included in the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index.

In choosing investments, the Adviser utilizes a "bottom-up" approach to identify companies that it believes have long-term growth prospects, have proven franchises, have sustainable margins and are financially strong. The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

The Adviser may from time to time generate portfolio turnover rates in excess of 100%.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's investments are subject to the following principal risks:

  The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
  Foreign securities, including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.
  The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets. These risks may apply to an even greater extent to securities of companies associated with frontier markets.
  Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies.
  A company's earnings may not increase as expected.
  The portfolio manager may not execute the Fund's principal investment strategies effectively.
  To the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The table shows how the average annual total returns for Class A, Class C, Class I and Class Y shares of the Fund, including applicable maximum sales charges, compare to those of the MSCI Emerging Markets Small Cap Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge. If one were included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest	3.39% (quarter ended June 30, 2015)
Lowest	-14.14% (quarter ended September 30, 2015)

Average Annual Total Returns (For the Periods ended December 31, 2015)	1 Year	Life of Class[1]
CLASS A
Before Taxes	-13.85%	-8.15%
After Taxes on Distributions	-13.85%	-8.04%
After Taxes on Distributions and Sale of Fund Shares	-7.84%	-6.05%
CLASS C
Before Taxes	-10.15%	-4.80%
CLASS I
Before Taxes	-8.28%	-4.70%
INDEX
MSCI Emerging Markets Small Cap Index	-6.57%	-5.01%

1  Inception dates of Class A, Class C and Class I shares are April 1, 2014, April 11, 2014 and April 1, 2014, respectively. The index returns correspond to an inception date of April 1, 2014.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day to day management of the Fund are members of the Adviser's Expedition Investment Partners investment team (referred to as an investment franchise).

Portfolio Managers

Margaret Lindsay is a Chief Investment Officer of Expedition, and has been the Lead Portfolio Manager of the Fund since its inception in 2014.

Tiffany Kuo is a Senior Portfolio Manager/Analyst of Expedition, and has been a Portfolio Manager of the Fund since its inception in 2014.

Joshua Lindland is a Senior Portfolio Manager/Analyst of Expedition, and has been a Portfolio Manager of the Fund since its inception in 2014.

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $50. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next determined net asset value (NAV) after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

The Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

VF-EMSC-SUMPRO (02/16)